SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[x] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                         MAXIM INTEGRATED PRODUCTS, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

[MAXIM LOGO]

Dear Maxim Stockholder:

         You are invited to attend Maxim's Annual Meeting of Stockholders at 11:00 a.m. on Thursday, November 13, 2003 at the Company's Event Center, located at 433 N. Mathilda Avenue, Sunnyvale, California. At this meeting you will be asked to vote on several proposals recommended unanimously by the Board of Directors. In this letter, I am highlighting the importance of Proposal 2--our stock option proposal, and Proposal 3--our employee stock participation plan proposal. This year we are requesting approval of 3% of outstanding shares, 9.4 million options for Proposal 2 and 0.4 million shares for Proposal 3, totaling
9.8 million options, a 30% reduction from the 14.0 million options (4.4% of outstanding shares) approved last year.

         This year, we celebrate Maxim's 15th anniversary as a publicly traded company. Since Maxim's IPO, an investment in the Company's common stock has earned our stockholders an average annual return of 37%. This performance could not have been achieved without the long-term dedication and productivity of our employees. Maxim's success is and will continue to be dependent upon recruiting and retaining engineers that can perform at the highest levels within their professions. Bringing state-of-the-art semiconductor solutions to market requires the well-orchestrated efforts of engineering teams consisting of product definers, circuit designers, and applications, test, process, and package engineers. The men and women with the skills needed to move Maxim forward are few and far between; their services are in high demand in our industry. Maxim's employee stock option program is essential to our success in recruiting and retaining these key personnel. The judicious use of stock options has enabled Maxim to assemble one of the most experienced, talented teams of engineers in our industry.

         Allowing employees to share in the success of their Company through stock option participation is a proven formula for success at Maxim. Our stock option program is very broad based, with 99% of professional employees receiving option grants, and 82% of unvested options currently outstanding held by employees below the corporate officer level. Holding options with vesting extending 4 to 6 years into the future, these employees are part owners in our Company. Their exceptional and steady performance and long-term attitude are consistent with that ownership. The entrepreneurial spirit and competitive drive that are so pervasive at Maxim reflect our employees' stake in the Company's growth and profitability. They understand that their stock options will only have value if Maxim creates value for our stockholders. The long-term incentives provided by the option program are key to retaining a team of high achievers.

         We remain committed to the goals of dilution management and enhancement of stockholder value. During fiscal 2003, our option grants net of cancellations totaled approximately 13.0 million shares, and our repurchases of our common stock totaled approximately 4.5 million shares. Consistent with our goal of dilution management, we have reduced the number of options in this year's proposal from prior years' levels.

         As part of our corporate governance policy, we have always sought stockholder approval for our annual increases to employee option plans. Additionally, as many of you know, our option plan prohibits amending outstanding options by reducing their exercise prices. We continue to believe that is the right way to conduct our business. All of us are aware of instances in which senior corporate executives have misused option programs for their personal gain at the expense of employees and stockholders. We strongly rebuke such improprieties. We trust that programs such as

Maxim's, that benefit employees and stockholders alike, will not suffer by association, and we request your continued support.

         Our Board of Directors and I strongly encourage you to vote to ratify and approve our option program. We look forward to a continuation of the profitable partnership between Maxim's stockholders and employees, one that has worked so well over the past 15 years.

Yours sincerely,

/s/ John F. Gifford
-------------------
John F. Gifford
President, Chief Executive Officer
and Chairman of the Board

                         MAXIM INTEGRATED PRODUCTS, INC.
                              120 San Gabriel Drive
                           Sunnyvale, California 94086

                    Notice of Annual Meeting of Stockholders
                          To Be Held November 13, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), will be held at the Company's Event Center located at 433 N. Mathilda Avenue, Sunnyvale, California 94086 on Thursday, November 13, 2003 at 11:00 a.m., Pacific Standard Time, to consider and vote upon the following proposals:

     1. To elect five directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

     2. To ratify and approve an amendment to the Company's 1996 Stock Incentive Plan, as amended, increasing the number of shares available for issuance thereunder by 9,400,000 shares from 95,200,000 shares to 104,600,000 shares.

     3. To ratify and approve an amendment to the Company's 1987 Employee Stock Participation Plan, as amended, increasing the number of shares available for issuance thereunder by 400,000 shares from 14,651,567 shares to 15,051,567 shares.

     4. To ratify the retention of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 26, 2004.

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice. The Annual Meeting will be open to stockholders of record, proxy holders and others by invitation only. Beneficial owners of shares held by a broker or nominee must present proof of such ownership to attend the meeting.

The Board of Directors has fixed the close of business on September 15, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                              BY ORDER OF THE BOARD OF
                                              DIRECTORS

                                              /s/ John F. Gifford
                                              -------------------
                                              John F. Gifford
                                              President, Chief Executive Officer
                                              and Chairman of the Board
Sunnyvale, California
October 7, 2003

                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, as outlined on the enclosed proxy card, (2) by telephone, as outlined on the enclosed proxy card, or (3) by signing, dating and returning the enclosed proxy card promptly in the accompanying envelope. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                         MAXIM INTEGRATED PRODUCTS, INC.
                              120 San Gabriel Drive
                           Sunnyvale, California 94086

               --------------------------------------------------
               Proxy Statement for Annual Meeting of Stockholders
               --------------------------------------------------

                                November 13, 2003

General Information

         This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the "Board") of Maxim Integrated Products, Inc., a Delaware corporation ("Maxim" or the "Company"), for use at its Annual Meeting of Stockholders to be held at 11:00 a.m., Pacific Standard Time, on November 13, 2003 at the Company's Event Center located at 433
N. Mathilda Avenue, Sunnyvale, California 94086 and at any adjournment or postponement of that meeting. The approximate mailing date for this Proxy Statement and the enclosed proxy is October 7, 2003.

         The proxy holders will vote all proxies in accordance with the instructions contained in the proxy, and if no choice is specified the proxy holders will vote in favor of each of the proposals set forth in the Notice of Meeting. Proxies will confer upon the proxy holders discretionary authority to vote upon matters that the Board does not know as of the date hereof are to be presented at the Annual Meeting and upon matters incident to the conduct of the meeting.

         The Board has fixed the close of business on September 15, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting. At that time, there were outstanding 327,776,365 shares of Common Stock. The presence of a majority, or 163,888,183, of these shares of the Common Stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to or at the meeting. A proxy may be revoked by a written instrument delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the meeting and voting in person. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Voting and Solicitation

         Holders of Common Stock are entitled to one vote for each share held. In the election of directors, however, each stockholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held by such stockholder multiplied by the number of directors to be elected (five). If cumulative voting is requested at the meeting, stockholders' votes may be cast for a single candidate or distributed among any or all of the candidates. In the event of cumulative voting, proxy holders may distribute votes among the nominees in such manner as they deem advisable. Discretionary authority to cumulate votes is solicited by the Board.

         An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the meeting, and the inspector of elections appointed for the meeting will tabulate votes cast in person at the meeting. The ratification and approval of Proposals No. 2, 3 and 4, the amendment to the Company's 1996 Stock Incentive Plan, as amended, increasing the number of shares available for issuance by 9,400,000 shares, the amendment to the Company's 1987 Employee Stock Participation Plan, as amended, increasing the number of shares available for issuance by 400,000 shares, and the ratification and approval of the independent auditors for the Company for the current year will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained, therefore, with respect to Proposals No. 2, 3 and 4, requiring the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes have no effect.

         The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a private proxy solicitation firm. No additional compensation will be paid to the Company's directors, officers or other regular employees for such services, but any private proxy solicitation firm will be paid their customary fee by the Company, estimated to be $12,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 28, 2003 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers, directors and director nominees as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. The number of shares beneficially owned is determined under the rules of the Security and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose.

                                                                      Beneficial Ownership(1)
                                                             ------------------------------------------
Beneficial Owner                                             Number of Shares          Percent of Total
------------------------------------------------------       ----------------          ----------------
Janus Capital Management LLC (2)                                   35,373,380               10.90%
AXA (Alliance Capital Management (3)                               25,210,161                7.77%
The TCW Group (4)                                                  24,195,950                7.45%
John F. Gifford (5)                                                 3,864,351                1.18%
Tunc Doluca (6)                                                     1,298,316                  *
Vijay Ullal (7)                                                       967,876                  *
Pirooz Parvarandeh (8)                                                721,080                  *
Alan Hale (9)                                                         261,988                  *
James R. Bergman (10)                                                 198,000                  *
A. R. Frank Wazzan (11)                                               103,467                  *
B. Kipling Hagopian (12)                                               70,340                  *
Merlyn D. Sampels (13)                                                 71,944                  *

All executive officers and directors as a group
   (19 persons) (14)                                               11,087,220                3.34%

---------------------------------

*Less than one percent

(1) This table is based upon information supplied by officers, directors, nominees for director, principal stockholders and the Company's transfer agent, and contained in Schedules 13G filed with the SEC. Unless otherwise indicated, the address of each person or entity listed is Maxim Integrated Products, Inc., 120 San Gabriel Drive, Sunnyvale, California 94086. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 324,637,007 shares outstanding on June 28, 2003, adjusted as required by rules promulgated by the SEC.

(2) These securities are owned by various individual and institutional investors for whom Janus Capital Management LLC ("Janus Capital") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Janus Capital is deemed to be a beneficial owner of such securities; however Janus Capital expressly disclaims that it is, in fact, the beneficial owner of such securities. Janus Capital holds sole dispositive power and voting power over 35,000,075 of the shares shown and shared dispositive power and voting power over 373,305 shares. The address of Janus Capital Management LLC is 100 Fillmore Street, Suite 300, Denver, CO 80206. The table is based upon information supplied in a Schedule 13G/A filed February 14, 2003.

(3)   AXA Assurances I.A.R.D. Mutuelle and certain related entities thereof hold
      (i) sole voting power over 13,689,436 of the shares shown, (ii) shared voting power over 4,684,026 shares shown, (iii) sole dispositive power over 25,206,705 of the shares shown and (iv) shared voting power over 3,456 shares shown. The address of AXA Assurances I.A.R.D. Mutuelle 370, rue Saint Honore, 75001 Paris, France. The table is based upon information supplied in a Schedule 13G/A filed February 12, 2003.

(4) TCW Group, Inc. on behalf of the TCW Business Unit holds shared dispositive power and shared voting power over all shares shown. The address of TCW Group, Inc. on behalf of the TCW Business Unit is 865 South Figueroa Street, Los Angeles, CA 90017. The table is based upon information supplied in a Schedule 13G/A filed February 5, 2003.

(5) Includes (i) 1,506,453 shares subject to options exercisable within 60 days of June 28, 2003 and (ii) 100,000 shares held by the Gifford Foundation for which beneficial ownership is disclaimed. Does not include shares held in trust for the benefit of Mr. Gifford's children.

(6) Includes 643,828 shares subject to options exercisable within 60 days of June 28, 2003.

(7) Includes 830,762 shares subject to options exercisable within 60 days of June 28, 2003.

(8) Includes 720,000 shares subject to options exercisable within 60 days of June 28, 2003.

(9) Includes 254,291 shares subject to options exercisable within 60 days of June 28, 2003.

(10) Includes 8,000 shares subject to options exercisable within 60 days of June 28, 2003.

(11) Includes 22,667 shares subject to options exercisable within 60 days of June 28, 2003.

(12) Includes 25,000 shares subject to options exercisable within 60 days of June 28, 2003.

(13) Includes 70,635 shares subject to options exercisable within 60 days of June 28, 2003.

(14) Includes 6,875,734 shares subject to options exercisable within 60 days of June 28, 2003. Does not include shares held in trust for the benefit of Mr. Gifford's children.

      There is no family relationship between any of the directors, or between any of such directors and any of the Company's executive officers.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Action is to be taken at the Annual Meeting with respect to the election of five directors. Each director to be elected will hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. Stock represented by the accompanying proxy will be voted for the election of the five nominees recommended by the Board, who are named in the following table, subject to discretionary power to cumulate votes, unless the proxy is marked in such a manner as to withhold authority so to vote. All of the nominees were elected directors by a vote of the stockholders at the last Annual Meeting of Stockholders which was held on November 14, 2002. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. If any nominee for any reason is unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine. Stock represented by the accompanying proxy cannot be voted for a greater number of persons than the number of nominees (five).

         The following is information regarding the nominees, including information furnished by them as to their principal occupations for the preceding five-year period, certain directorships, and their ages as of September 15, 2003.

                 Name                          Age                Director Since
                 ----                          ---                --------------
          James R. Bergman                     61                     1988
          John F. Gifford                      62                     1983
          B. Kipling Hagopian                  61                     1997
          M. D. Sampels                        70                     2001
          A. R. Frank Wazzan                   68                     1990

         Mr. Bergman was a founder and general partner of DSV Associates since 1974 and a founder and general partner of its successors, DSV Partners, DSV Partners III and DSV Partners IV. These firms provided venture capital and management assistance to emerging companies, primarily in high technology. Since August 1996, Mr. Bergman has been a partner of Brantley Venture Management, L.P., the General Partner of Brantley Venture Partners III and IV private venture capital partnerships. Since July 1997, he has also served as a special limited partner of Cardinal Health Partners and Cardinal Partners II, which are also private venture capital funds.

         Mr. Gifford is a founder of the Company and has served as Maxim's President and Chief Executive Officer since its incorporation in April 1983.

         Mr. Hagopian was a founder of Brentwood Associates, a venture capital investment company, and has been a general partner of all of the funds started by Brentwood from inception in 1972 until 1989. He has been a Special Limited Partner of each of the five Brentwood funds started since 1989. Mr. Hagopian is also Chairman and President of Segue Productions, a feature film production company, and a Managing Director of Apple Oaks Partners LLC, a private investment company which manages his own capital and the capital of one other individual.

         Mr. Sampels is a shareholder in the law firm of Jenkens & Gilchrist, a professional corporation. He served as a director of Dallas Semiconductor Corporation ("Dallas") from 1985 until the Company acquired Dallas in April 2001. He became a director of the Company upon the closing of that acquisition.

         Dr. Wazzan is Distinguished Professor and Dean Emeritus of the School of Engineering and Applied Science, University of California, Los Angeles. From 1987 until 2001, Dr. Wazzan was Dean of that School. He has been employed by UCLA since 1962.

         The affirmative vote of a plurality of all the votes cast at the Annual Meeting is required to approve the foregoing proposal.

    The Board recommends a vote FOR the election of the nominees named above.

                    FURTHER INFORMATION CONCERNING THE BOARD

         During the fiscal year ended June 28, 2003, the Board held nine (9) meetings, including four regularly scheduled quarterly meetings. The Company has a standing Audit Committee, which met six (6) times during the fiscal year, a standing Compensation Committee, which met four (4) times during the fiscal year and a standing Interim Option Committee consisting of the Chief Executive Officer as the sole member. The Board does not have a formal nominating committee. The outside directors perform the functions of a nominating committee to suggest and screen candidates for the position of director. During the fiscal year ended June 28, 2003, all director nominees attended at least 75% of the meetings of the Board and of the committees on which each served.

         The Audit Committee is comprised of Messrs. Bergman and Hagopian and Dr. Wazzan. In June 2000, the Board adopted a new charter for the Audit Committee and in September 2002, upon the recommendation of the Audit Committee, the Board approved an amendment to the new charter. The Audit Committee provides assistance to the Board in fulfilling its responsibilities to the Company's stockholders with respect to the Company's outside auditor and the corporate accounting and reporting practices, as well as the quality and integrity of the Company's financial statements and reports. A full statement of the functions of the Audit Committee is set forth in the attached appendix. See also "Audit Committee Report" below. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

         The Compensation Committee is comprised of Messrs. Bergman and Hagopian and Dr. Wazzan. The Compensation Committee is authorized to approve salaries and incentive compensation for the president and other executive officers, and to award stock options to employees, consultants and other eligible grantees under the Company's stock option plans and performs such other functions regarding compensation as the Board may delegate.

         The Interim Option Committee is comprised of the Chief Executive Officer. This Committee is authorized to make stock option grants and otherwise administer the Company's 1996 Stock Incentive Plan, except that the Interim Option Committee is not authorized to make option grants to officers. The Interim Option Committee is authorized to make grants to non-employee directors.

         Non-employee directors of the Company receive a $4,000 annual retainer and fees of $1,000 per regularly scheduled quarterly meeting attended.

         Non-employee directors participate in the 1996 Stock Incentive Plan (the "1996 Plan"), which authorizes the granting of non-qualified stock options with respect to an aggregate of 104,600,000 shares of the Company's Common Stock (subject to adjustments as provided therein). Each non-employee director receives an initial non-qualified stock option grant upon his election to the Board that vests over a period of years. In subsequent years, he receives grants whose vesting commences when prior grants have become fully vested. In fiscal year 2003, non-employee directors received grants vesting in fiscal year 2007 as follows: Messrs. Bergman, Hagopian, Sampels, and Dr. Wazzan each received a grant of 12,000 shares; and Dr. Wazzan received an additional grant of 8,000 shares for his service as a member of a special Committee of the Board.

         Pursuant to the terms of the Agreement and Plan of Merger, dated as of January 28, 2001, by and among the Company, MI Acquisition Sub, Inc. and Dallas pursuant to which Dallas became a wholly-owned subsidiary of the Company (the "Dallas Acquisition"), the Company assumed or guaranteed Dallas' liabilities and obligations under certain Agreements between Dallas and Mr. Sampels, including
(i) three stock option agreements, including a stock option agreement dated July 21, 1999, covering 39,090 shares of the Company's Common Stock at an exercise price of $38.80 and entitling Mr. Sampels to receive, upon exercise thereof, a cash bonus not to exceed an amount equal to the then existing maximum statutory federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized for federal income tax purposes as a result of the exercise of such option; all options under these three stock option agreements are fully vested and exercisable; (ii) the Dallas Executives Retiree Medical Plan, as amended, in which Mr. Sampels and his spouse are participants and are entitled to receive medical benefits for life, at no cost to them; (iii) an Indemnification Agreement and certain other indemnification arrangements; and (iv) a Split-Dollar Insurance Agreement. The Split-Dollar Insurance Agreement with Mr. Sampels, originally entered into between Mr. Sampels and Dallas in February 1994, and amended in July 2000 and January 2001, requires that the Company pay cash premiums for life insurance policies for the insured and provides for the recovery of the Company's premiums for life insurance policies from the cash value or death benefits collaterally assigned to the Company by the insured. In fiscal year 2003, the Company paid premiums of $412,257 for the split-dollar life insurance policies on Mr. Sampels. Pursuant to December 1993 resolutions of the Dallas Board of Directors, Mr. Sampels, as a former non-employee director of Dallas, is entitled to a tax gross-up resulting from any federal income tax liability attributable to non-cash benefits obtained while a director of Dallas, whether such liability occurs prior or subsequent to the cessation of directorship with Dallas.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

         The compensation for the Company's Chief Executive Officer at June 28, 2003 and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at June 28, 2003 for all services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended June 28, 2003, June 29, 2002 and June 30, 2001 is set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                                                        Long Term
                                                                                                      Compensation
                                                                                                         Awards
                                                                                                      ------------
                                                                    Annual Compensation                Securities
        Name and                           Fiscal                   -------------------                Underlying
   Principal Position                       Year              Salary ($)         Bonus ($) (1)         Options (#)
 ----------------------                    ------             ----------         -------------        ------------
John F. Gifford                             2003               $ 80,769               ---                 800,000
  President, Chief                          2002                300,000               ---               1,400,000
  Executive Officer and                     2001                300,000            2,893,117              600,000
  Chairman of the Board

Tunc Doluca                                 2003                155,000               ---                 200,000
  Vice President                            2002                200,000               ---                 300,000
                                            2001                200,000              757,240              130,000

Alan Hale (2)(3)                            2003                162,908               ---                  60,000
  Vice President                            2002                208,650               ---                 120,000
                                            2001                 52,163              180,000              240,000

Pirooz Parvarandeh                          2003                155,000               ---                 200,000
  Vice President                            2002                200,000               ---                 300,000
                                            2001                200,000              671,135              119,333

Vijay Ullal                                 2003                155,000               ---                 150,000
  Vice President                            2002                200,000               ---                 300,000
                                            2001                200,000              654,581              140,762

-------------------

(1) Pursuant to the Company's Bonus Plan, approved by the Company's stockholders in 1997, $5,681,000 is available for executive officer performance bonuses relating to fiscal year 2003. Under the provisions of the Bonus Plan, the Compensation Committee is not obliged to award the entire bonus pool and no officer may be paid more than 50% of the pool, or $2,840,500 Performance bonuses for fiscal year 2003 have not yet been determined for the Company's officers. No bonuses were earned under the Company's Bonus Plan in fiscal year 2002.

(2) The above table excludes amounts paid to Mr. Hale pursuant to the terms of a change of control agreement between Dallas and Mr. Hale dated May 20, 1999, as amended (the "Change of Control Agreement"), which was triggered by the Dallas Acquisition. The terms of the Change of Control Agreement were previously disclosed by Dallas and the Company in filings with the Securities and Exchange Commission. Among other benefits provided for in the Change of Control Agreement, see page 8 "Employment Agreements", Mr. Hale received severance payments in the amount of $1,713,518 on April 11, 2001 and $247,978 on April 11, 2002. In addition, pursuant to the terms of the Dallas Acquisition, the Company assumed Dallas' liabilities and obligations under a Split-Dollar Insurance Agreement with Mr. Hale. This agreement, originally entered into in February 1994 and amended in July 2000 and January 2001, requires that the Company pay cash premiums for life insurance policies for Mr. Hale and provide for the recovery of the Company's premium costs from the cash value or death benefits collaterally assigned to the Company by Mr. Hale. In fiscal year 2003, the Company paid no premiums for the split-dollar life insurance policies on Mr. Hale.

(3) In August 2001 Mr. Hale received a distribution of 5,885 shares of Common Stock of the Company, pursuant to terms previously established under the Dallas Executive Deferred Compensation Plan in which he was a participant and the terms of the merger that resulted in the Dallas Acquisition, having a total market value on the date of distribution of $287,803.

Options Granted To Executive Officers

         The Board and the committees to which it delegates authority currently have authority to grant stock options to employees and others under the 1996 Plan. The following tables set forth certain information regarding stock options granted to, exercised by and owned by the executive officers named in the foregoing Summary Compensation Table during fiscal 2003.

                        Option Grants in Fiscal Year 2003

                                                                                                 Potential Realizable
                                           Individual Grants                                           Value At
                           -----------------------------------------------                       Assumed Annual Rates
                            Number of          Percent of                                           of Stock Price
                            Securities       Total Options                                         Appreciation for
                            Underlying         Granted To      Exercise or                          Option Term(1)
                             Options          Employees in      Base Price     Expiration      --------------------------
         Name              Granted (#)      Fiscal Year (2)       ($/Sh)        Date (3)          5% ($)        10% ($)
-------------------        -----------      ---------------    -----------     ----------      -----------    -----------
John F. Gifford             800,000(4)          4.12%            $39.82        05/12/2013      $20,034,067    $50,770,260

Tunc Doluca                 200,000(5)          1.03%             33.04        12/31/2012        4,155,736     10,531,450

Alan Hale                    60,000(6)          0.31%             33.04        12/31/2012        1,246,721      3,159,435

Pirooz Parvarandeh          200,000(7)          1.03%             33.04        12/31/2012        4,155,736     10,531,450

Vijay Ullal                 150,000(8)          0.77%             33.04        12/31/2012        3,116,802      7,898,588

(1) The dollar amounts under these columns are the result of calculations at the assumed 5% and 10% annual rates of stock price appreciation prescribed by the SEC and are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in the price of the Company's stock, which will benefit all stockholders.

(2) Based on a total of 19,432,732 options granted to employees of the Company in fiscal year 2003.

(3) The options were granted for a term of ten years, but are subject to earlier termination under certain circumstances relating to termination of employment or a change of control of the Company.

(4) The options were granted on May 12, 2003 and will become exercisable on a quarterly basis at the following rates: 600,000 during the year ending July 1, 2005, 60,000 during the year ending July 1, 2006, and 140,000 in the year ending July 1, 2007.

(5) The options were granted on December 31, 2002 and will become exercisable on a quarterly basis at the following rates: 100,000 during the year ending July 1, 2005, 50,000 each during the years ending July 1, 2006 and July 1, 2007.

(6) The options were granted on December 31, 2002 and will become exercisable on a quarterly basis during the year ending July 1, 2008.

(7) The options were granted on December 31, 2002 and will become exercisable on a quarterly basis at the following rates: 60,000 each during the years ending July 1, 2005 and July 1, 2006, and 80,000 during the year ending July 1, 2008..

(8) The options were granted on December 31, 2002 and will become exercisable on a quarterly basis at the following rates: 100,000 during the year ending July 1, 2005, 50,000 during the year ending July 1, 2006.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003
                         AND JUNE 28, 2003 OPTION VALUES

                                                                      Number of
                                                                      Securities                         Value of
                                                                      Underlying                        Unexercised
                             Number of                                Unexercised                       In-the-Money
                              Shares                                   Options at                        Options at
                             Acquired                               June 28, 2003 (#)                June 28, 2003 ($)(1)
                                on            Value         -------------------------------       ---------------------------
          Name             Exercise (#)    Realized ($)     Exercisable       Unexercisable       Exercisable   Unexercisable
-----------------------    ------------    ------------     -----------       -------------       -----------   -------------
John F. Gifford                    --               --       1,291,453          3,198,449         $22,873,370    $11,948,764
Tunc Doluca                    73,440       $1,734,243         618,828            855,000          15,022,392      2,136,343
Alan Hale                      41,195        1,115,303         239,896            314,395           1,423,277        127,200
Pirooz Parvarandeh             40,000        1,272,092         700,000            803,333          18,012,490      1,771,675
Vijay Ullal                   199,000        7,567,975         805,762            805,000          20,689,197      2,067,343

(1) Based on a price per share of $34.42, which was the price of a share of Common Stock on the Nasdaq National Market at the close of business on June 28, 2003.

Employment Agreements

         The Company has entered into employment agreements with each of Messrs. Doluca, Parvarandeh and Ullal. The agreements do not grant the executive officers any right to be retained by the Company, and the Company may terminate employment of each executive officer either with or without cause. In the event of termination of employment by the Company with or without cause, all compensation and benefits, except benefits provided by law (e.g., COBRA health insurance continuation benefits) immediately cease to accrue. However, in the event of termination of employment by the Company without cause, severance payments are to be made in accordance with the Company's normal policy or as mutually agreed between the Company and the executive officer.

         If the executive officer terminates his full-time employment with the Company and his written notice of termination provides that he is willing to continue to provide certain services to the Company, the Company will make health insurance coverage available to the executive officer and his family. The terms of his service, unless otherwise agreed, will provide for part-time services (up to one day per month) and annual compensation equal to at least 5% of the executive officer's base salary at the time of termination. Health insurance coverage means coverage under any group health plan the Company maintains for its employees.

         During the ten-year period following the notice of termination, the executive officer pays the same amount for health coverage as a similarly situated full-time employee is required to pay for coverage under the Company's group health plan. After the ten-year period, the executive officer pays the Company's cost of the coverage. In the event of the executive officer's death while receiving health insurance coverage, the executive officer's spouse is eligible for health insurance coverage until her death so long as she pays for the coverage in an amount equal to the cost for an employee with identical coverage. In the event the executive officer becomes disabled while receiving health insurance coverage, he is deemed to have met his service obligations to the Company during the disability.

         In addition to the executive officers identified above, most other officers of the Company are parties to employment agreements with provisions substantially similar to those described above.

         Upon the closing of the Dallas Acquisition, the Company assumed a one-year employment agreement entered into as of April 11, 2001 between Dallas and Alan Hale. As per the terms of the employment agreement Mr. Hale received a cash payment in the amount of $247,978 on April 11, 2002. Pursuant to the Dallas Acquisition and the terms of the Change of Control Agreement, Mr. Hale (for his lifetime) and his spouse (for her lifetime) shall also have the right to continue to participate, at no cost to Mr. Hale or his spouse, in all health, dental, disability, accident and life insurance plans or arrangements in which Mr. Hale or his spouse were participating immediately prior the Dallas Acquisition, including, but not limited to, the Dallas Executives Retiree Medical Plan which was assumed by the Company in connection with the Dallas Acquisition, as if Mr. Hale continued to be an employee of the Company. In addition, Mr. Hale will be entitled to receive a retirement benefit of $65,000, commencing on his 55th birthday and payable annually thereafter until his death. The Change of Control Agreement may not be amended or terminated without Mr. Hale's consent.

         Mr. Gifford entered into an employment agreement with the Company in 1987, which was amended and restated in February 1994. The agreement provides that Mr. Gifford propose annually the amount of his bonus to the Board, which shall reflect the Company's achievements and profitability for the preceding year, and shall be reflective of the accomplishments of the management group as a whole. The Board, in its discretion, shall approve or modify such proposed bonus; provided that any bonus awarded shall not be less than the bonus paid to any officer. The employment agreement provides vesting for 100% of the unvested portion of his stock options either upon Mr. Gifford's death or upon his disability, which results in his termination of employment, while employed by the Company. The employment agreement also provides that in the event Mr. Gifford becomes disabled while employed by the Company, as long as Mr. Gifford remains disabled, the Company will provide for continuation of his base salary (offset by any earnings) for life through insurance or direct payment, or both. In addition, if Mr. Gifford's employment with the Company is terminated due to disability, the Company will provide to Mr. Gifford post-employment health insurance coverage on the same terms as the other officers described above. In addition, in the event Mr. Gifford's employment is terminated without cause, as defined in the agreement, the Company will retain Mr. Gifford and Mr. Gifford agrees to remain available to the Company for a period of either (i) one year, in the event that his employment is terminated with justification, as defined in the agreement or
(ii) two years, if his employment is terminated without justification, as defined in the agreement. During the period that Mr. Gifford continues to serve the Company, he shall not be required to devote more than two days a week to such activities. During the period of Mr. Gifford's retention as a service provider, he shall be entitled to full pay, which is defined as his average annual total compensation (salary plus bonus) received during the previous two years, normal employee benefits, and his stock options and shares of restricted stock shall continue to vest. In addition, if Mr. Gifford's employment is terminated without cause or justification, the vesting of his stock options and shares of restricted stock shall be immediately accelerated so that the options and stock that would otherwise have vested over the two year period commencing two years after the date of termination shall become immediately exercisable. Thus, if his termination is without cause or justification, Mr. Gifford will vest a total of four years of options and restricted stock, two years tied to continuing service retention and two years by acceleration of vesting that would otherwise have occurred if he had remained employed for the third and fourth years after the date of his termination. The employment agreement also provides that upon a "change of control" of the Company, as such term is defined in his employment agreement, 50% of his unvested stock and options shall become fully vested on the date of the sale or merger. The remainder of the stock and options shall become fully vested within one year of the sale or merger, provided that Mr. Gifford is willing (whether or not he is actually requested to do so) to remain as Chief Executive Officer for the remaining vesting period of his options up to a maximum of one year. The employment agreement provides Mr. Gifford fringe benefits substantially equal to other officers. If Mr. Gifford terminates his full-time employment with the Company and his written notice of termination provides that he is willing to continue to provide certain services to the Company, the Company will provide to Mr. Gifford post-employment health insurance coverage on substantially the same terms as the other officers described above.

         In addition, the Company and Mr. Gifford have entered into a deferred compensation plan, pursuant to which Mr. Gifford defers receipt of a portion of his cash compensation. Deferred payments bear interest at the rate equal to the interest rate (as adjusted from time to time) that employees of the Company are required to pay the Company under the Company's employee loan program (6% in fiscal year 2003). Interest is credited at least quarterly. Deferred payments, including interest, are payable beginning (i) upon Mr. Gifford's termination as an employee or service provider to the Company, in approximately equal quarterly installments over a five year period with interest at the Bank of America prime rate from time to time, (ii) upon his death, payable to his designated beneficiary, in a lump sum payment as soon as administratively possible or (iii) in the event of an unforeseeable emergency. As of June 28, 2003, Mr. Gifford's deferred account balance, including interest thereon, totaled $15,850,695.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board is authorized to determine salaries and incentive compensation for the Company's Chief Executive and other officers. The strategy followed by the Compensation Committee emphasizes incentive compensation over salary to create a strong link between compensation and performance, and thereby more effectively align management with the interests of shareholders. Incentive compensation is comprised of bonuses and stock options. The Chief Executive normally recommends salaries, bonuses and option grants to the Compensation Committee. The levels of incentive compensation are related to both corporate and individual performance. Corporate performance is judged based upon results in the current year, but more importantly on the Company's performance over the longer term. Individual performance is measured based upon particular responsibilities of each function, performance to specified goals and general management skills.

         Salary. The Compensation Committee meets at least annually to review and approve each officer's salary for the ensuing year. The base salary component of compensation is a standardized minimum for the Chief Executive Officer and each Vice President that does not change substantially from year-to-year under normal circumstances and is not intended to be tied to individual responsibilities or performance. By contrast the bonus component of compensation is intended to compensate for performance exceeding minimum expected levels and varies according to the importance to the Company of the functions performed and the quality of the individual's performance. Individual members of the Compensation Committee take into consideration their knowledge of published information regarding the compensation of officers at companies comparable to Maxim. Officer salaries for the first quarter of fiscal 2003 were unchanged from fiscal 2002 and for the last three quarters of fiscal 2003 have been reduced by 30% from fiscal 2002 levels to support Company-wide cost reduction goals.

         Bonus. In 1997, the Company adopted, and its stockholders approved, a Bonus Plan for the Company's officers. Under the Bonus Plan, a bonus pool of up to a maximum of 3% of the Company's pre-tax earnings will be created, with the specific amount of the pool determined by equal weighting of two performance criteria: (a) up to 1 1/2% of such earnings tied to the year-to-year rate of growth in the Company's earnings per share and (b) up to 1 1/2% of such earnings tied to the year-to-year increase in the market price of its stock. The bonus pool will be based on the Company's actual achievement related to these objective performance criteria versus a target growth of 30% per year for each test. From this pool, each officer will receive a bonus in respect of each fiscal year, in an amount to be approved by the Compensation Committee based on the same objective performance criteria and the analysis and recommendations of the Chief Executive Officer. The maximum bonus that may be paid in any fiscal year to any officer, including the Chief Executive Officer, is one-half of the pool. After the end of each fiscal year, the Compensation Committee is to determine and certify the Company's performance as compared to the criteria set for that fiscal year, and to determine the amount of each officer's bonus for such year. The Compensation Committee reserves the right to pay any officer less than the maximum bonus determined under the objective performance criteria based upon the Compensation Committee's determination of that officer's individual performance during the year and on all other relevant factors, including other compensation received during the year, such as stock option grants. The actual cash bonus for each individual officer, aside from the Chief Executive Officer (discussed below), is determined by first setting a maximum bonus for each officer position based upon perfect performance of that position and the total bonus pool available, and then considering the individual performance of the officer involved.

         Under the terms of the Bonus Plan, the officers earned no bonuses for fiscal year 2002 because the Company did not achieve either year-to-year earnings or stock price growth.

         In addition to bonuses paid pursuant to the Bonus Plan, the Company has the power to give bonuses to officers outside the terms of the Bonus Plan. Bonuses given outside the Bonus Plan may be based on specific officer-group achievements, such as the successful completion of the Dallas Semiconductor merger or for other individual reasons. No such bonuses were made with respect to fiscal year 2002.

         Stock Options. Given the Company's commitment to growing earnings and earnings per share and its philosophy that stock incentives are the best way to assure alignment of the employees' and the stockholders' interests, the Company believes it cannot rely solely on cash compensation to compete for and to provide incentives to its employees. Stock options are, therefore, used by the Company to provide long-term incentives to officers. The Company has attempted for a number of years to provide for each officer, and for most other employees who participate in the Company's stock option program, a number of shares subject to stock options that will vest over a continuous period of usually five years into the future. To accomplish this, the Company has periodically added options scheduled to begin vesting after existing grants have become fully vested. The number of stock options per officer is determined, based on recommendations by the Chief Executive Officer, by an assessment principally of the significance of the function performed by the officer and also of the officer's individual past, current and expected future contribution to the success of the Company.

         Chief Executive Officer Compensation. For the first quarter of fiscal 2003 Mr. Gifford's annual salary was unchanged from fiscal 2002 at $300,000, and to support Company-wide cost reduction goals, for the last three quarters of fiscal 2003 Mr. Gifford received no salary. Mr. Gifford is a participant in the Bonus Plan and is subject to the maximum Bonus Plan limitation described above. Consistent with the Bonus Plan and Mr. Gifford's Employment Agreement, his annual bonus "shall reflect the Company's achievements and profitability for the preceding year, and shall be reflective of the accomplishments of the management group as a whole." Mr. Gifford's bonus for fiscal year 2003 has not yet been determined.

         Section 162(m). Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to the Chief Executive Officer and the four other most highly paid executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

         The Board has determined that stock options shall be treated as "performance-based compensation." The Company's stockholders previously approved the option plans, which would generally allow any compensation recognized by an executive officer named in the Summary Compensation Table as a result of the grant of such a stock option to be deductible by the Company. In addition, the stockholders have approved the Bonus Plan, and the Company believes that awards paid under the Bonus Plan are exempt from the $1 million deduction limitation of
Section 162(m).

                                                          COMPENSATION COMMITTEE
                                                                James R. Bergman
                                                             B. Kipling Hagopian
                                                              A. R. Frank Wazzan

                             AUDIT COMMITTEE REPORT

         The Audit Committee assists the Company's Board in fulfilling its responsibilities to the Company's stockholders with respect to the Company's outside auditor and corporate accounting and reporting practices as well as the quality and integrity of the Company's financial statements and reports. Since the effective date of the Sarbanes-Oxley Act of 2002 (the "New Law"), the Committee has become responsible for the appointment, compensation and oversight of the work of the Company's independent auditors.

         The Committee held six (6) meetings during fiscal year 2003 and two (2) meetings in fiscal year 2004 during the period leading up to the filing of this Proxy Statement.

         With regard to the fiscal 2003 audit, the Committee discussed with Maxim's independent auditors the scope, extent and procedures for their audit. Following completion of the audit, the Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, the cooperation received by the auditors during the audit examination, their evaluation of Maxim's internal controls and the overall quality of the Company's financial reporting.

         Management has the primary responsibility for the Company's financial statements, reporting process and systems of internal controls. In fulfilling its responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed and discussed with the independent auditors their judgments as to the quality and acceptability of Maxim's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to Statement of Auditing Standards No. 61. In addition, the Committee received from the independent auditors written disclosures regarding their independence as required by the Independence Standards Board, discussed with the independent auditors the auditors' independence from management and the Company, and considered the compatibility of nonaudit services with the auditors' independence.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 28, 2003 for filing with the Securities and Exchange Commission.

         In addition, the Committee approved the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2004, and the Board of Directors concurred with such selection. The Audit Committee has recommended to the stockholders that they ratify the selection of Ernst & Young LLP as the Company's independent auditors for fiscal 2004.

         Finally, the Committee reviewed and reassessed the adequacy of the Audit Committee charter. In light of the requirements of the New Law, the Committee concluded that no changes are currently advisable. The Committee noted that further changes may need to be made when the Securities and Exchange Commission and the national securities exchange or association with which Maxim's shares are listed take further actions carrying out their responsibilities under the New Law.

                                                                 AUDIT COMMITTEE
                                                                James R. Bergman
                                                             B. Kipling Hagopian
                                                              A. R. Frank Wazzan

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 28, 2003, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that options granted on December 31, 2002 to Messrs. Beck, Doluca, Gal, Georges, Ghaffaripour, Gilbert, Hale, Hood, Huening, Jasper, Navid, Parvarandeh, Rigg, and Ullal were reported late, the option granted to Dr. Wazzan on June 25, 2003 was reported late, and a transaction reflecting a gift of 30 shares by Mr. Gifford was not timely filed. Corrective filings have since been made.

                              CERTAIN TRANSACTIONS

         The Company employs Kevin Lynch, the son-in-law of the Company's Chief Executive Officer. In fiscal year 2003, Mr. Lynch received $118,850 of cash compensation and exercised stock options held for an average of six years totaling 11,000 shares at exercise prices ranging from $9.83 to $14.78 per share. Also, during the fiscal year, Mr. Lynch was granted options to purchase 16,581 shares of the Company's Common Stock at an exercise price of $21.35 per share.

         The Company employs Robert Bergman, the son of James R. Bergman, a director of the Company. In fiscal year 2003, Robert Bergman received $89,203 of cash compensation and was granted options to purchase 3,906 shares of the Company's Common Stock at an exercise price of $21.35 per share.

         The Company employs Eric Birkeland, the son-in-law of Fred G. Beck, Executive Vice President of Sales of the Company. In fiscal year 2003, Eric Birkeland received $92,892 cash compensation and exercised stock options held for an average of five years totaling 7,425 shares at exercise prices ranging from $7.63 to $17.61. Also, during the fiscal year, Mr. Birkeland was granted options to purchase 3,750 shares of the Company's Common Stock at an exercise price of $33.85.

         During fiscal year 2003 the law firm of Jenkens & Gilchrist, a professional corporation, provided legal services to Dallas. Mr. Sampels, a director of the Company, is a shareholder of Jenkens & Gilchrist.

         PERFORMANCE GRAPH(1)

         The following chart shows the value of an investment of $100 on June 30, 1998 in cash of (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Electronic Components Index. All values assume reinvestment of the full amount of all dividends and are calculated as of the end of each fiscal year. The stock price performance shown on this graph is not necessarily indicative of future price performance.

                       COMPARISON OF FIVE YEAR CUMULATIVE
                                  TOTAL RETURN*
                     AMONG MAXIM INTEGRATED PRODUCTS, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

[REPRESENTATION OF LINE CHART]

                                    Jun-98      Jun-99      Jun-00      Jun-01      Jun-02     Jun-03
                                    ------      ------      ------      ------      ------     ------
Maxim Integrated Products, Inc.       100       201.61      447.89      284.65      246.79     222.11
Nasdaq Stock Market (U.S.)            100       138.14      208.30      117.08       79.76      88.66
Nasdaq Electronic Components          100       161.71      440.07      160.48       97.10     109.22

*    $100 Invested on June 30, 1998 in Stock or Index -
     Including Reinvestment of Dividends.
     Fiscal Year Ended June 28, 2003.

--------
(1) This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                 PROPOSAL NO. 2

      RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE COMPANY's 1996 STOCK
              INCENTIVE PLAN, AS AMENDED, INCREASING THE NUMBER OF
           SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 9,400,000 FROM
                     95,200,000 SHARES TO 104,600,000 SHARES

         The Company's stockholders are being asked to act upon a proposal to ratify and approve an amendment to the Company's 1996 Stock Incentive Plan, as amended (the "1996 Plan"), increasing the number of shares available for issuance thereunder by 9,400,000 from 95,200,000 shares to 104,600,000 shares. In August 2003, the Company's Board amended the 1996 Plan to increase the pool of shares of Common Stock issuable under the 1996 Plan by 9,400,000 shares (the "Increase") from 95,200,000 shares to 104,600,000 shares.

         Ratification and approval of the Increase requires the approval of a majority of the shares represented in person or by proxy and voting at the Annual Meeting.

         A general description of the principal terms of the 1996 Plan, the Increase approved by the Board and the purpose of such Increase is set forth below. Unless otherwise marked, all properly signed and returned proxies will be voted FOR Proposal No. 2.

                 The Board recommends a vote FOR this proposal.

         The Company has determined that substantial equity participation for employees is critically important to creating an organization in which employees will remain employed for long periods of time, and the 1996 Plan is designed to contribute toward this goal.

         Since the 1996 Plan was adopted in August 1996, the number of shares that have been available for issuance (after adjustments to give effect to the 2 for 1 stock splits in December 1997 and 1999), is as follows: on adoption, 14,000,000 shares which was increased to 29,000,000 shares in 1997, to 44,000,000 shares in 1998, to 56,000,000 shares in 1999, to 68,000,000 shares in
2000, to 81,200,000 shares in 2001, to 95,200,000 shares in 2002, and to
104,600,000 shares in 2003 (including the Increase).

         Prior to adoption of the 1996 Plan, the ESP Plan shared in the common pool of shares available for the stock option plans that were superseded by the 1996 Plan. The total pool for all those plans, including the ESP Plan, was 182,240,000 shares at the time of adoption of the superseding 1996 Plan.

         As of June 28, 2003, 98,234,879 stock options remain outstanding under of the Company's 1996 Plan, of which 40,797,090 options were vested and exercisable, while the remaining 57,437,789 options vest over the next ten years as follows:

             Year Ending June 30           Number of Options to Vest
             -------------------           -------------------------
                     2004                           11,969,125
                     2005                           12,780,815
                     2006                           11,928,606
                     2007                           10,705,764
                     2008                            8,048,439
                     2009                            1,818,530
                     2010                               90,534
                     2011                               22,135
                     2012                               35,966
                     2013                               37,875

         The principal uses for the Increase are to provide for option grants under the 1996 Plan for recruiting employees by offering a means by which their creativity and dedicated efforts will allow them to participate in increased stockholder value; and for grants to existing employees generally for periods vesting beyond 2007, by adding option grants at the end of an employee's current vesting period. The Board believes that the attraction, retention and motivation of highly qualified personnel are essential to the Company's continued growth and success and that incentive plans, such as the 1996 Plan, are necessary for the Company to remain competitive in its compensation practices.

         As of June 28, 2003, options outstanding under the 1996 Plan had exercise prices ranging from $7.0625 to $87.0625 and expiration dates ranging from October 12, 2003 to June 27, 2013.

         Amended Plan Benefits. As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options subject to stockholder approval of the proposed amendment. In addition, no executive officer or employee of the Company has been granted any rights to purchase stock pursuant to the ESP Plan subject to stockholder approval of the proposed amendment. The benefits to be received by the Company's directors, executive officers and employees pursuant to the 1996 Plan amendment are not determinable at this time.

The material features of the 1996 Plan are as follows:

         Purpose. The purpose of the 1996 Plan is to increase stockholder value, which is accomplished largely as a result of the Company's successful, on-going stock option programs in which 4,815 employees (approximately 77% of all employees) currently participate. The Company believes that Maxim's long-term commitment to employee ownership of Maxim stock has significantly contributed both to successful recruiting and to limiting turnover among employees. The Company also strongly believes that the employee ownership of Maxim is largely responsible for Maxim's success.

         The 1996 Plan originally authorized the granting of incentive stock options and non-qualified stock options with respect to an aggregate of 14,000,000 shares of the Company's Common Stock, and has been amended by the Board to authorize the granting of options with respect to an additional 90,600,000 shares. The 1996 Plan replaced the Company's 1987 Supplemental Stock Option Plan, which expired on June 1, 1997, and the Company's Incentive Stock Option Plan and Supplemental Non-employee Stock Option Plan, which both expired on August 12, 2002. Any shares or options returned to the expired option plans will increase the number of shares available for options (other than incentive stock options) under the 1996 Plan. At June 28, 2003, the 1,544,651 shares available for grant under the 1996 Plan equaled approximately 1% of the Company's outstanding shares. The closing price of the Company's Common Stock on the Nasdaq National Market on September 15, 2003 was $41.26.

         The Common Stock covered by the 1996 Plan may be either authorized but unissued shares or treasury shares. If there is a lapse, expiration, termination or cancellation of any option granted under the 1996 Plan without the issuance of shares or payment of cash thereunder, or if shares are issued under any option under the 1996 Plan and thereafter are reacquired at their original purchase price by the Company pursuant to rights reserved upon the issuance thereof, or pursuant to the payment of the purchase price of shares under options by delivery of other Common Stock of the Company, the shares subject to or reserved for such option, or so reacquired, may again be used for new options under the 1996 Plan. However, the Common Stock issued under the 1996 Plan that is not reacquired by the Company pursuant to rights reserved upon the issuance thereof or pursuant to payment of the purchase price of shares under options by delivery of other Common Stock of the Company may not exceed the total number of shares reserved for issuance under the 1996 Plan.

         The following summary of certain provisions of the 1996 Plan is qualified in its entirety by reference to the 1996 Plan, as amended, a copy of which is attached as Appendix A to this Proxy Statement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the 1996 Plan.

         Administration. The 1996 Plan provides that grants of options and other determinations under the 1996 Plan shall be made by (i) the Board or (ii) a Committee designated by the Board (the "Administrator") which, in case of grants of options to employees who are officers of the Company, is constituted in a manner to permit the grants and related transactions under the 1996 Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3 of the Exchange Act and which, in the case of grants to "covered employees," is intended to constitute "performance-based compensation," is made up solely of two or more "outside directors" as such terms are defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The administrator has the authority to select employees, directors and consultants to whom options may be granted; to determine the number of shares to be covered by each option; and to determine the terms and conditions of any option granted under the 1996 Plan.`

         Performance Based Compensation. Section 162(m) of the Code limits to $1 million annually the deduction a public corporation may claim for compensation paid to any of its top five executive officers, except in limited circumstances. One such exception is for "performance-based compensation," which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (1) if the goals are determined by a compensation committee of the Board comprised of two or more outside directors, (2) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (3) before the remuneration is paid, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

         Internal Revenue Service regulations provide that compensation attributable to a stock option will be deemed to satisfy the requirement that performance goals be pre-established if the grant of the option is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant.

         The 1996 Plan includes features intended to permit the Administrator to grant options to employees that will qualify as performance-based compensation. The 1996 Plan limits the number of shares with respect to which incentive stock options and non-qualified stock options may be granted in any one fiscal year of the Company to any one participant to 4,000,000 shares.

         Eligibility. Selected employees, directors, service providers, advisors, independent contractors, vendors, customers and others having a past, current or prospective business relationship with the Company and any parent or subsidiaries will be eligible to receive options under the 1996 Plan. Options may be granted to eligible persons residing in foreign jurisdictions under additional terms and conditions to accommodate local laws and to provide such eligible persons favorable treatment under local laws, provided that no such terms are inconsistent with the 1996 Plan.

         Duration. The 1996 Plan will continue in effect until terminated by the Board, except that no option may be granted more than ten years after the date of adoption of the 1996 Plan by the Board.

         Adjustments upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

         Corporate Transactions/Changes in Control/Subsidiary Dispositions. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated or at the time of an actual Corporate Transaction, Change in Control or Subsidiary Disposition and exercisable at the time of the grant of an Option under the 1996 Plan or any time while an Option remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Options under the 1996 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Options in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Option vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Status as an Employee or Consultant of the Grantee within a specified period following the effective date of the Change in Control or Subsidiary Disposition. The Administrator may provide that any Options so vested or released from such limitations in connection with a Change in Control or Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Option. Effective upon the consummation of a Corporate Transaction, all outstanding Options under the 1996 Plan shall terminate unless assumed by the successor company or its Parent.

         Options. The 1996 Plan provides that the purchase price of any incentive stock option shall be at least 100% of the fair market value of the Common Stock at the time the option is granted. The 1996 Plan further provides that the purchase price of any non-qualified stock option shall be not less than 85% of fair market value at the time the option is granted unless otherwise determined by the Administrator, provided that the exercise price may be less than 100% of fair market value only if the Administrator determines in writing in good faith that (i) such grants are made infrequently, (ii) there is a good business reason for the grant that outweighs the normal presumption of per share exercise price of not less than 100% of the fair market value per share on the date of grant, and (iii) the aggregate number of shares subject to such option does not exceed 5% of the total number of shares identified in the 1996 Plan as amended from time to time (currently 104,600,000). The 1996 Plan provides that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options may become exercisable for the first time by any individual during any calendar year may not exceed $100,000. The Administrator may provide for the payment of the purchase price in cash, by delivery of other Common Stock of the Company having a market value equal to the purchase price of such shares, or by any other method, such as delivery of promissory notes. A participant may pay the purchase price by delivery of an exercise notice accompanied by a copy of irrevocable instructions to a broker to deliver promptly to the Company sale or loan proceeds to pay the purchase price.

         The Administrator may permit or require a participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with the exercise of a non-qualified stock option, by having the Company withhold shares or by delivering shares received in connection with the option or previously acquired, having a fair market value approximating the amount to be withheld.

         The maximum term of any option will be ten years from the date it is granted, except that the maximum term for options granted to non-employee directors shall be five years. Options are generally exercisable for a period of 90 days after termination or retirement, 547 days after termination due to death, or 365 days after termination due to disability.

         Amendments and Discontinuance. The Plan is subject to amendment or termination by the Board without stockholder approval as deemed in the best interests of the Company. However, no such amendment shall, without the consent of the holder, reduce the amount of any option or adversely change the terms and conditions thereof.

         The terms and conditions applicable to any options granted and outstanding may at any time be amended or modified in any lawful way or canceled by mutual agreement between the Administrator and the participant, so long as any amendment or modification does not increase the number of shares of Common Stock issuable under the 1996 Plan and subject to the provisions regarding "repricing" described below.

         "Repricing" Options. The Administrator does not have the authority to "reprice" any outstanding option. For these purposes, to "reprice" an outstanding option means to amend any outstanding option to reduce the exercise price.

         Federal Income Tax Consequences. In fiscal year 2003, exercises of employee stock options resulted in approximately $113.4 million of cash savings as a result of tax deductions for the Company and in $83.7 million of cash to the Company from stock option exercises, for total cash generated of approximately $197.1 million, a significant contribution to the strength of the Company's balance sheet.

         Under existing law and regulations, the grant of non-qualified stock options will not result in income taxable to the employee or provide a deduction to the Company. However, the exercise of a non-qualified stock option results in taxable income to the holder, and the Company is entitled to a corresponding deduction. At the time of the exercise of a non-qualified stock option, the amount so taxable and so deductible will be the difference between the fair market value of the shares purchased and the exercise price.

         An optionee recognizes no income when an incentive stock option is granted or exercised. However, the difference between the fair market value of the shares at exercise and the exercise price is classified as an item of adjustment in the year of exercise for purposes of the optionee's alternative minimum tax. If the holder holds the shares received on exercise of an incentive stock option for at least two years from the date of grant and one year from the date of receipt of the optioned stock, any gain realized by the holder on the disposition of the stock will be accorded long-term capital gain treatment, and no deduction will be allowed to the Company. If the holding period requirements are not satisfied, the employee will recognize ordinary income at the time of disposition equal to the lesser of (i) the gain realized on the disposition, or
(ii) the difference between the option price and the fair market value of the shares on the date of exercise. Any additional gain on the disposition not reflected above would be long-term or short-term capital gain, depending upon the length of time the shares are held. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee.

         The foregoing discussion is not a complete description of the federal income tax aspects of options under the 1996 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any options. Participants in the 1996 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                                 PROPOSAL NO. 3

    RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1987 EMPLOYEE
           STOCK PARTICIPATION PLAN, AS AMENDED, INCREASING THE NUMBER
            OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 400,000 BY
                      FROM 14,651,567 TO 15,051,567 SHARES

         The Company's stockholders are being asked to act upon a proposal to ratify and approve an amendment to the Company's 1987 Employee Stock Participation Plan (the "ESP Plan"), as amended, increasing the number of shares available for issuance thereunder by 400,000 from 14,651,567 shares to 15,051,567 shares. In August 2003, the Company's Board amended the ESP Plan to increase the pool of shares of Common Stock issuable under the ESP PLAN by 400,000 shares (the "ESP Increase") from 14,651,567 shares to 15,051,567 shares.

         Ratification and approval of the ESP Increase requires the approval of a majority of the shares represented in person or by proxy and voting at the Annual Meeting.

         A general description of the principal terms of the ESP Plan, the ESP Increase approved by the Board and the purpose of such ESP Increase is set forth below. Unless otherwise marked, all properly signed and returned proxies will be voted FOR Proposal No. 3.

                 The Board recommends a vote FOR this proposal.

         The Company has determined that substantial equity participation for employees is critically important to creating an organization in which employees will remain employed for long periods of time, and the ESP Plan is designed to contribute toward this goal.

         Prior to adoption of the 1996 Plan, the ESP Plan shared in the common pool of shares available for the stock option plans that were superseded by the 1996 Plan. The total pool for all those plans, including the ESP Plan, was 182,240,000 shares at the time of adoption of the superseding 1996 Plan.

         The ESP Increase will be available for the ESP Plan to offer incentive to eligible employees to contribute to increases in stock values. The Board believes that the attraction, retention and motivation of highly qualified personnel are essential to the Company's continued growth and success and that incentive plans, such as the ESP Plan, are necessary for the Company to remain competitive in its compensation practices.

         As of June 28, 2003, rights outstanding under the ESP Plan had an exercise price of $30.41 (or 85% of the fair market value of the Company's Common Stock on the exercise date, if less), and an expiration date of December 31, 2003.

         As of June 28, 2003, 13,456,521 shares of Common Stock had been sold pursuant to the ESP Plan at a weighted average price of $7.55 per share, with 1,195,046 shares available for future issuance under the ESP Plan.

         Amended Plan Benefits. As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options subject to stockholder approval of the proposed amendment. In addition, no executive officer or employee of the Company has been granted any rights to purchase stock pursuant to the ESP Plan subject to stockholder approval of the proposed amendment. The benefits to be received by the Company's directors, executive officers and employees pursuant to the ESP Plan amendment are not determinable at this time.

The material features of the ESP Plan are as follows:

         Under the ESP Plan, any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company on the first day of each Purchase Period (as defined in "Terms of Rights Under the Plans, ESP" below) is eligible to participate, provided such employee has been in the continuous employ of the Company for a specified period preceding the first day of the purchase period as determined by the Board. The number of eligible employees was approximately 5,725 as of June 28, 2003. Employees of an affiliate of the Company designated by the Board are eligible to participate in the ESP Plan, provided they meet the same employment requirements.

         Directors and officers of the Company or an affiliate who are highly compensated (as defined in the Code) are not eligible to be granted rights under the ESP Plan.

         Notwithstanding the foregoing, no employee shall be eligible for the grant of any rights under the ESP Plan if, immediately after such grant, that employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor can any employee be granted rights under the ESP Plan that would permit that employee to buy more than $11,500 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all Employee Stock Participation Plans of the Company and its affiliates as defined in Section 423 of the Code in any calendar year.

         The following summary of certain provisions of the ESP Plan is qualified in its entirety by reference to the ESP Plan, as amended, a copy of which is attached as Appendix B to this Proxy Statement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the ESP Plan.

         The Board has the power from time to time to grant or provide for the grant of rights to purchase stock of the Company under the ESP Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board deems appropriate, except that each Offering must include the substance of the required provisions of the ESP Plan, which are described below. The provisions of separate Offerings need not be identical. Each Offering can be no longer than 27 months (the "Purchase Period"). Offerings are expected to be of approximately 12 months' duration.

         Participation. An eligible employee becomes a participant in an Offering by delivering an agreement to the Company, within the time specified in each Offering, authorizing payroll deductions of up to 20% of his or her compensation (as defined in the ESP Plan) during the Purchase Period. All payroll deductions made for a participant are credited to his or her account under the ESP Plan and are deposited with the general funds of the Company. If specifically allowed pursuant to the terms of the Offering, a participant may make direct payments into his or her account to the extent such participant has not had the maximum amount withheld during the Purchase Period. The purchase price of the shares is accumulated by payroll deductions (or direct payments) over the Purchase Period. At any time during the Purchase Period, a participant may terminate his or her payroll deductions, but a participant may increase, reduce or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering.

         Number of Shares in an Offering. In connection with each Offering, the Board will specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares that may be purchased pursuant to such Offering by all participants. If the aggregate number of shares purchased upon exercise of rights granted in the Offering would exceed the maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as it shall deem to be equitable. Unless the employee's right to purchase shares will be exercised automatically on a date or dates specified in each Offering (an "Exercise Date") at the applicable price, it is expected that Exercise Dates will occur on the last day of each calendar quarter of each calendar year within a Purchase Period.

         Purchase of Stock. On each Exercise Date, the balance in each participant's account will be applied to the purchase of whole shares of stock of the Company. No fractional shares shall be issued upon the exercise of rights granted under the ESP Plan. The amount remaining in each participant's account after the purchase of shares that is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the ESP Plan, unless such participant withdraws from the next Offering or is no longer eligible to be granted rights under the ESP Plan, in which case such amount is distributed to the participant after the Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares that is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering is distributed in full to the participant after such Exercise Date, without interest.

         Purchase Price. The purchase price per share of stock acquired pursuant to the ESP Plan will not be less than the lesser of: (i) an amount equal to 85% of the fair market value of a share of Common Stock on the Offering Date; or
(ii) an amount equal to 85% of the fair market value of a share of Common Stock on the Exercise Date.

         Withdrawal. While each participant in the ESP Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given Offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Offering. Such withdrawal may be elected at any time prior to the end of the applicable Purchase Period. Upon any withdrawal from an Offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions (reduced for prior purchases) without interest, and such employee's interest in the Offering will be automatically terminated. The employee is not entitled to participate again in that Offering. An employee's withdrawal from an Offering will not have any effect upon that employee's eligibility to participate in subsequent Offerings under the ESP Plan, but such employee is required to submit a new participation agreement.

         Termination of Employment. Rights granted pursuant to any Offering under the ESP Plan shall terminate immediately upon cessation of an employee's employment for any reason, and the Company shall distribute to such employee all of his or her accumulated payroll deductions (reduced for prior purchases), without interest.

         No transferability. Rights granted under the ESP Plan are not transferable and can only be exercised by the person to whom such rights are granted.

         Adjustments upon Changes in Stock. If any change is made in the stock subject to the ESP Plan or subject to any rights granted under the ESP Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the ESP Plan and outstanding rights granted pursuant to the ESP Plan will be appropriately adjusted in the class(as) and the maximum number of shares subject to the ESP Plan and the class(as) and the number of shares and price per share of stock subject to outstanding rights under the ESP Plan.

         In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then, pursuant to the Employee Stock Plans, at the sole discretion of the Board, (1) any surviving corporation shall assume outstanding rights or shall substitute similar rights for those under the ESP Plan, such rights shall continue in full force and effect, or such rights shall be exercised immediately prior to such event.

         Federal Income Tax Consequences. The following summarizes only the federal income tax consequences of participation under the ESP Plan. State and local tax consequences may differ.

         The ESP Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax, the amount of which will depend upon the participant's holding period. If the participant disposes of his or her shares more than two years after the date of option grant and more than one year after the purchase of the shares, the lesser of (i) 15% of the fair market value of the shares on the date the option was granted or
(ii) the excess (or zero if there is no excess) of the fair market value of the shares on the date of the disposition of the shares over the purchase price will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the participant disposes of the shares before the expiration of these holding periods, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from date of grant or within one tax year of the date of purchase.

Equity Compensation Plan Information

         The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of June 28, 2003 and the option agreements assumed by the Company pursuant to the terms of the Dallas acquisition.

----------------------------------------------------------------------------------------------------------
                                                                                             (c)
                                                                                     Number of securities
                                               (a)                   (b)           remaining available for
                                      Number of securities     Weighted-average    future issuance under
                                        to be issued upon     exercise price of      equity compensation
                                           exercise of           outstanding           plans (excluding
                                      outstanding options,    options, warrants,   securities reflected in
Plan Category                         warrants, and rights        and rights             column (a))
----------------------------------------------------------------------------------------------------------
Equity compensation plans approved         94,711,497(1)            $29.18                 2,739,697(2)
by security holders (1)
----------------------------------------------------------------------------------------------------------
Equity compensation plans not               3,523,382               $32.58
approved by security holders (3)                                                                   0
----------------------------------------------------------------------------------------------------------
Total                                      98,234,879               $29.30                 2,739,697
----------------------------------------------------------------------------------------------------------

(1) Represents common stock issuable upon the exercise of options granted under the Company's existing stockholder approved equity compensation plans. Excludes purchase rights accruing under the ESP Plan because the number of shares and weighted average exercise price cannot be determined. Under these plans, each eligible employee may purchase shares of common stock with accumulated payroll deductions (in an amount not to exceed 20% of the employee's eligible compensation, or more than $10,000) on March 31, June 30, October 31 and December 31 each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of our common stock on the employee's entry date into the one-year offering period in which that quarterly purchase date occurs or (ii) the closing selling price per share on the quarterly purchase date.

(2) Includes 1,544,651 shares of common stock available for issuance under the 1996 Plan; and (ii) 1,195,046 shares of common stock available for issuance under the Company's ESP Plan.

(3) Represents shares of the Company's Common Stock issuable pursuant to option agreements assumed pursuant to the Dallas Acquisition. The option agreements were originally issued by Dallas under the Dallas Semiconductor 1984 Stock Option Plan, the Dallas Semiconductor Corporation 1987 Stock Option Plan and the Dallas Semiconductor 1993 Officer and Director Stock Option Plan (collectively, the "Dallas Plans"), which are described below.

         Pursuant to the Dallas Acquisition, the Company assumed the option agreements then outstanding under Dallas Plans (the "Assumed Options"). The Assumed Options are governed by the terms of the respective Dallas Plan under which they were originally issued and no further options will be issued under the Dallas Plans. Options governed by the terms of the Dallas Plans generally are nontransferable and expire no later than ten years from date of grant. Options generally are exercisable upon grant. Shares of common stock issuable and/or exercised under the Dallas Plans vest based upon years of service, generally four years. Upon termination of a participant's employment, the Company reserves the right to repurchase the nonvested portion of the stock held by the employee, at the original option price. The Dallas Plans were duly approved by the stockholders of Dallas prior to the Dallas Acquisition.

                                   PROPOSAL 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee has approved the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending June 26, 2004, and has further recommended to the Board that it submit the appointment of independent auditors for ratification by the stockholders at the Annual Meeting. Fees for the last annual audit were $340,000 and all other fees were $410,091, including audit related services of $157,478 and nonaudit services of $252,613. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements. As of the effective date of the New Law, the Audit Committee must approve audit and non-audit services in advance. The Company expects representatives of Ernst & Young LLP to be present at the Annual Meeting. Those representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Company is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

         In order to be adopted, this proposal requires the affirmative vote of a majority of the shares represented in person or by proxy and voting at the Annual Meeting.

      The Board and the Audit Committee recommend a vote FOR this proposal.

                                  OTHER MATTERS

         The Board knows of no other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

                  STOCKHOLDER PROPOSALS -- 2004 ANNUAL MEETING

         Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. Pursuant to Rule 14a-8 of the Exchange Act, the Company must receive a stockholder proposal no later than June 8, 2004 to be considered for inclusion in the Company's proxy materials for the 2004 Annual Meeting.

         Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice in writing to the Company. To be timely for the 2004 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Company at the principal executive offices of the Company not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event less than 40 days notice or prior public disclosure of the date of the meeting is made or given to the stockholders, notice by the stockholder to be on time must be received not later than the close of business on the tenth day following the day on which such notice of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Company must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. If a stockholder intends to present a proposal at the 2004 Annual Meeting that is submitted outside the requirements of Rule 14a-8 of the Exchange Act, and does not notify the Company of such proposal on or before August 22, 2004, then management proxies will be permitted to use their discretionary voting authority to vote on the proposal if the proposal is raised at the 2004 Annual Meeting of Stockholders.


                                       /s/ John F. Gifford
                                       -------------------
                                       John F. Gifford
                                       President, Chief Executive Officer and
                                       Chairman of the Board

October 7, 2003

         THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      Appendix A
                                                                      ----------

                         MAXIM INTEGRATED PRODUCTS, INC.

                            1996 STOCK INCENTIVE PLAN

                             Adopted August 16, 1996
                   Approved by Stockholders November 14, 1996

 As further amended by the Board of Directors on April 16, 1997 and May 15, 1997
                   Approved by Stockholders November 13, 1997

         As further amended by the Board of Directors on March 10, 1998,
                        May 14, 1998, and August 13, 1998
                   Approved by Stockholders November 19, 1998

         As further amended by the Board of Directors on August 12, 1999
                   Approved by Stockholders November 18, 1999

                 As further amended by the Board of Directors on
                        June 8, 2000, and August 17, 2000
                   Approved by Stockholders November 16, 2000

         As further amended by the Board of Directors on August 23, 2001
                   Approved by Stockholders November 15, 2001

                 As further amended by the Board of Directors on
                     August 29, 2002 and September 10, 2002
                  Approved by Stockholders on November 14, 2002

         As further amended by the Board of Directors on August 21, 2003

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

          (d)  "Board" means the Board of Directors of the Company.

          (e) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (f)  "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means any committee appointed by the Board to administer the Plan.

          (h)  "Common Stock" means the common stock of the Company.

          (i) "Company" means Maxim Integrated Products, Inc., a Delaware corporation.

          (j) "Consultant" means any person who is a consultant, advisor, independent contractor, vendor, customer or other person having a past, current or prospective business relationship with the Company or any Parent or Subsidiary.

          (k) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (l) "Continuous Status as an Employee, Director or Consultant" means that the employment, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (m) "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          (n) "Covered Employee" means any person who is a "covered employee" under Section 162(m)(3) of the Code.

          (o)  "Director" means a member of the Board.

          (p) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Parent or Subsidiary of the Company for purposes of Section 422 of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company. Except for purposes of grants of Incentive Stock Options, "Employee" also includes any person whom an officer identifies as a prospective employee of the Company or any Parent or Subsidiary of the Company.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) Where there exists a public market for the Common Stock, the Fair Market Value of a share of Common Stock shall be (A) the closing sale price of the Common Stock for the last market trading day prior to the date of the determination or on the date of the determination, as determined by the Administrator at the time of the determination (or, if no sales were reported on either such date, on the last trading date on which sales were reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the closing price of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such price was reported on that date, on the last date on which such price was reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) In the absence of an established market of the type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (s) "Grantee" means an Employee, Director or Consultant who receives an Option under the Plan.

          (t) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (u) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (v) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (w)  "Option" means a stock option granted pursuant to the Plan.

          (x) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Grantee, including any amendments thereto.

          (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

          (aa) "Plan" means this 1996 Stock Incentive Plan.

          (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (cc) "Share" means a share of the Common Stock.

          (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ee) "Subsidiary Disposition" means the disposition by the Company of its equity holdings in any subsidiary corporation effected by a merger or consolidation involving that subsidiary corporation, the sale of all or substantially all of the assets of that subsidiary corporation or the Company's sale or distribution of substantially all of the outstanding capital stock of such subsidiary corporation.

     3.   Stock Subject to the Plan.

          (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to this Plan is 104,600,000 Shares [adjusted to reflect the stock dividend effective December 5, 1997, and November 30, 1999]; provided, however, that such maximum aggregate number of Shares shall be increased by the number of Shares or options returned to the Company's Incentive Stock Option Plan, 1987 Employee Stock Participation Plan, and Supplemental Nonemployee Stock Option Plan. Notwithstanding the foregoing, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 104,600,000 Shares, and such number shall not be subject to increase as a result of return of Shares or options to the Company's Incentive Stock Option Plan, 1987 Employee Stock Participation Plan, and 1987 Supplemental Nonemployee Stock Option Plan. The Shares to be issued pursuant to the Plan may be authorized, but unissued, or reacquired Common Stock.

          (b) If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange program, or if any unissued Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such Option, such unissued or retained Shares shall become available for future grant under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a)  Plan Administrator.

               (i) Administration with Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority by requiring that such Options must be reported to and ratified by the Board or a Committee within six (6) months of the grant date, and if so ratified, shall be effective as of the grant date.

               (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Options to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Options qualifying as Performance-Based Compensation. In the case of such Options granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

               (iv) Administration Errors. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Options are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Option granted hereunder;

               (iv) to determine the Fair Market Value of the Common Stock in accordance with Section 2(r) of the Plan;

               (v) to approve forms of Option Agreement for use under the Plan;

               (vi) to determine the terms and conditions of any Option granted hereunder;

               (vii) to amend the terms of any outstanding Option granted under the Plan in any lawful way, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Option shall not be made without the Grantee's written consent and provided, further, that any provision of the Plan to the contrary notwithstanding, the Administrator shall not have the authority to reprice any outstanding option, it being understood that "reprice" shall mean to amend any outstanding Option to reduce the exercise price;

               (viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

               (ix) Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the tax, securities, foreign exchange, probate or other applicable provisions of the laws in other countries in which the Company or its Affiliates operate or have key employees or non-employee directors, the Committee, in its discretion, shall have the power and authority to (A) determine which (if any) Employees, Directors, and/or Consultants rendering services or employed outside the U.S. are eligible to participate in the Plan or to receive any type of award hereunder; (B) determine which non-U.S.-based Affiliates or operations (e.g., branches, representative offices) participate in the Plan or any type of award hereunder; (C) modify the terms and conditions of any awards made to such Employees, Directors, and/or Consultants, or with respect to such non-U.S.-based Affiliates or operations; and (D) establish sub-plans, modify methods of exercise, modify payment restrictions on sale or transfer of shares and other terms and procedures to the extent deemed necessary or desirable by the Committee to comply with applicable laws of the non-U.S. jurisdiction. The Committee shall not, however, have the power or authority to amend the Plan with respect to the maximum aggregate number of Shares that may be issued under the Plan as set forth in Section 3.(a); increase the Individual Option Limit as set forth in Section 6.(c); or lengthen the Term of the Option set forth in Section 6.(d). and

               (x) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

     5. Eligibility. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6.   Terms and Conditions of Options.

          (a) Designation of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (b) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms and conditions of each Option including, but not limited to, the Option vesting schedule, form of payment upon exercise of the Option and satisfaction of any performance criteria.

          (c) Individual Option Limit. The maximum number of Shares with respect to which Options may be granted to any individual in any fiscal year of the Company shall be 4,000,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an individual, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the individual. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

          (d) Term of Option. The term of each Option shall be ten (10) years from the date of grant for all Grantees other than Directors who are not Employees, in whose case the term shall be five (5) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          (e) Transferability of Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Grantee only by the Grantee. Non-Qualified Stock Options shall be transferable to the extent provided in the Option Agreement.

          (f) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

          (g) Vesting During Leave of Absence. During any leave of absence from employment, directorship or consulting arrangement with the Company or any Parent or Subsidiary, vesting of such Grantee's Options shall cease, and shall resume upon the Grantee's return to his or her relationship with the Company, Parent or Subsidiary. The dates on which such Grantee's Options vest shall thereafter be adjusted by the duration of the leave of absence.

     7.   Option Exercise Price, Consideration and Taxes.

          (a) Exercise Price. The exercise price for an Option shall be as follows:

               (i)   In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator; provided, however, that in the case the per Share exercise price is less than one hundred percent (100%) of the Fair Market Value per Share on the date of the grant, the Administrator determines in writing and in good faith that (A) such grants are made infrequently, (B) there is a good business reason for the grant that outweighs the normal presumption of a per Share exercise price of not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, and (C) the aggregate number of Shares subject to such Options does not exceed five percent (5%) of the aggregate maximum number of Shares under Section 3(a), above, as amended from time to time.

               (iii) In the case of Options intended to qualify as Performance-Based Compensation, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

               (i)   cash;

               (ii)  check;

               (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

               (iv) surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

               (vi) any combination of the foregoing methods of payment.

          (c) Taxes. In connection with each option granted pursuant to this Plan, at any time when the Company could have any withholding obligation (whether for Federal, state, local or foreign income, disability, Medicare, employment or other taxes or otherwise) as a result of exercise of an option, the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise, or the disposition of shares acquired upon such exercise, the Company shall have no obligation to permit exercise of such option or to issue any shares upon exercise of the option unless and until either the exercise of the option is accompanied by sufficient payment, as determined by the Company in its absolute discretion, to meet those withholding obligations on such exercise, lapse or disposition or other arrangements are made that are satisfactory to the Company in its absolute discretion to provide otherwise for such payment. The Company shall have no liability to any optionee or transferee for exercising the foregoing right not to permit exercise or issue shares.

     8.   Exercise of Option.

          (a)  Procedure for Exercise; Rights as a Stockholder.

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

               (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 10, below.

          (b) Exercise of Option Following Termination of Employment, Director or Consulting Relationship.

               (i) An Option may not be exercised after the termination date of such Option set forth in the Option Agreement and may be exercised following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant only to the extent that the Grantee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). Options shall be exercisable for a period of ninety (90) days following termination generally, and for a period of five hundred forty-seven (547) days following termination due to death of the Grantee or three hundred sixty-five (365) days following termination due to the disability of the Grantee (or, in each case, such other period of time as is determined by the Administrator, which such determination in the case of an Incentive Stock Option shall be made at the time of grant of the Option).

               (ii) All Options shall terminate to the extent not exercised on the last day of the period specified in paragraph (i) above or the last day of the original term of the Option, whichever occurs first.

               (iii) Any Option designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

          (c) Exercise of Option Following Termination of Employment, Director or Consulting Relationship. In the event of termination of a Grantee's Continuous Status as an Employee, Director or Consultant with the Company for any reason other than disability or death (but not in the event of an Grantee's change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only within ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the Grantee should die within ninety (90) days after the date of such termination, the Grantee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination within five hundred forty-seven (547) days of the Grantee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the event of an Grantee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the ninety-first (91st) day following such change of status. If the Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Disability of Grantee. In the event of termination of a Grantee's Continuous Status as an Employee, Director or Consultant as a result of his or her disability, Grantee may, but only within three hundred sixty-five (365) days from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that Grantee is not entitled to exercise the Option at the date of termination, or if Grantee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Death of Grantee. In the event of the death of a Grantee, the Option may be exercised at any time within five hundred forty-seven (547) days following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

     9.   Conditions Upon Issuance of Shares.

          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

     11.  Corporate Transactions/Changes in Control/Subsidiary Dispositions.

          (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Subsidiary Disposition or at the time of an actual Corporate Transaction, Change in Control or Subsidiary Disposition and exercisable at the time of the grant of an Option under the Plan or any time while an Option remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Options under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Options in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Option vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Status as an Employee or Consultant of the Grantee within a specified period following the effective date of the Change in Control or Subsidiary Disposition. The Administrator may provide that any Options so vested or released from such limitations in connection with a Change in Control or Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Option. Effective upon the consummation of a Corporate Transaction, all outstanding Options under the Plan shall terminate unless assumed by the successor company or its Parent.

          (b)  The portion of any Incentive Stock Option accelerated under this
Section 11 in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

     12. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     13.  Amendment, Suspension or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent required to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required.

          (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14.  Reservation of Shares.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

                                                                      Appendix B
                                                                      ----------

                         MAXIM INTEGRATED PRODUCTS, INC.
                     1987 EMPLOYEE STOCK PARTICIPATION PLAN

                             Adopted August 26, 1987
                  Approved by Shareholders on October 19, 1987
                     Amended January 29 and August 23, 1988
                  Approved by Stockholders on October 26, 1988
                             Amended August 24, 1989
                  Approved by Stockholders on November 3, 1989
                             Amended August 9, 1990
                  Approved by Stockholders on October 26, 1990
                               Amended May 8, 1991
                  Approved by Stockholders on November 7, 1991
                             Amended August 13, 1992
                  Approved by Stockholders on November 5, 1992
                             Amended August 25, 1993
                  Approved by Stockholders on November 5, 1993
                   Amended February 17, 1994, March 23, 1994,
                        April 21, 1994, and May 12, 1994
                  Approved by Stockholders on November 10, 1994
                            Amended November 10, 1994
                             Amended August 10, 1995
                  Approved by Stockholders on November 16, 1995
                             Amended August 16, 1996
                  Approved by Stockholders on November 14, 1996
                     Amended April 16, 1997 and May 15, 1997
                   Approved by Stockholders November 13, 1997
                             Amended August 13, 1998
                  Approved by Stockholders on November 19, 1998
                             Amended August 12, 1999
                  Approved by Stockholders on November 18, 1999
                             Amended August 17, 2000
                  Approved by Stockholders on November, 16 2000
                             Amended August 23, 2001
                  Approved by Stockholders on November 15, 2001
                             Amended August 29, 2002
                  Approved by Stockholders on November 14, 2002
                             Amended August 21, 2003

     PURPOSE

          (a) The purpose of the Plan is to provide a means by which employees of Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

          (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

          (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

          (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical). (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan. (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. (iv) To amend the Plan as provided in paragraph 13 (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than three (3) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two hundred and seventy-seven million four hundred and forty thousand (287,240,000) shares (adjusted to reflect the stock dividend effective November 23, 1994, November 29, 1995, December 5, 1997, and November, 30 1999) of the Company's $.001 par value common stock (the "Common Stock"); provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's Common Stock which has been sold under, or may be sold pursuant to outstanding options granted under, the 1996 Stock Incentive Plan, the Incentive Stock Option Plan, 1987 Supplemental Stock Option Plan and Supplemental Nonemployee Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

4.   GRANT OF RIGHTS; OFFERING

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.   ELIGIBILITY

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

     (c) Directors and executive officers of the Company or an Affiliate who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code are not eligible to be granted rights under the Plan.

     (d) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(d), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (e) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

6.   RIGHTS; PURCHASE PRICE

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to twenty percent (20%) of such employee's Compensation (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each such Offering, the Board or the Committee may specify the maximum fair market value of Common Stock which may be purchased by any employee pursuant to such Offering as well as a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date (as defined in the Offering) under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION

     (a) An eligible employee may become a participant in an Offering by delivering an agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to twenty percent (20%) of such employee's Compensation during the Purchase Period. Compensation is defined as total cash compensation, including commissions, bonuses, overtime and other cash compensation, and amounts elected to be deferred by the employee (that would otherwise have been paid) under the Company's Cash or Deferred Savings Plan. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. At any time during the Purchase Period a participant may terminate his or her payroll deductions. A participant may reduce, increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. If specifically allowed pursuant to the terms of an Offering, a participant may make direct payments into his or her account to the extent that such participant has not had the maximum amount withheld during the Purchase Period.

     (b) If a participant terminates his or her payroll deductions, such participant may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in other Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), without interest.

     (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE

     (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to such participant after such Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to such participant after such Exercise Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If, on an Exercise Date of any Offering hereunder, the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Purchase Period (reduced to the extent, if any, such deductions have been used to acquire stock for the participants) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

12.  ADJUSTMENTS UPON CHANGES IN STOCK

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and the maximum number of shares subject to the Plan and the class(es) and the number of shares and price per share of stock subject to outstanding rights.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion, any surviving corporation shall assume outstanding rights or substitute similar rights for those under the Plan, such rights shall continue in full force and effect, or such rights shall be exercised immediately prior to such event.

13.  AMENDMENT OF THE PLAN

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of a majority of the shares of the Company represented and voting at a duly held meeting within 12 months before or after the adoption of the amendment, where the amendment will:

          (i)  Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

14.  TERMINATION OR SUSPENSION OF THE PLAN

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 25, 2007 is adopted by the Board. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

15.  EFFECTIVE DATE OF PLAN

     The Plan as amended and restated herein shall become effective as determined by the Board, but no rights granted after the date of this amendment and restatement of the Plan shall be exercised unless and until this amended and restated Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote or by the written consent of the holders of the outstanding shares of the Company entitled to vote to the extent necessary to obtain employee stock purchase plan treatment under Section 423 of the Code, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.